ServiceNow Reports Second Quarter 2022 Financial Results

•Subscription revenues of $1,658 million in Q2 2022, representing 25% year-over-year growth, 29.5% adjusted for constant currency
•Total revenues of $1,752 million in Q2 2022, representing 24% year-over-year growth, 29.5% adjusted for constant currency
•Current remaining performance obligations of $5.75 billion as of Q2 2022, representing 21% year-over-year growth, 27% adjusted for constant currency
•Surpassed 100 customers paying over $10 million in annual contract value in Q2 2022, representing more than 50% year-over-year growth

SANTA CLARA, Calif. - July 27, 2022 - ServiceNow (NYSE: NOW), the leading digital workflow company making the world work better for everyone, today announced financial results for its second quarter ended June 30, 2022, with subscription revenues of $1,658 million in Q2 2022, representing 25% year-over-year growth, 29.5% adjusted for constant currency.

"ServiceNow once again beat expectations on the top and bottom line," said ServiceNow President and CEO Bill McDermott. "ServiceNow is the enduring platform for a fast-changing world. Our pace of innovation, customer-centricity, and consistent execution are proven. While we are not immune to the current macro environment, no company is in a better position to help customers innovate through this moment."

As of June 30, 2022, current remaining performance obligations (“cRPO”), contract revenue that will be recognized as revenue in the next 12 months, was $5.75 billion, representing 21% year-over-year growth and 27% adjusted for constant currency. The company now has 1,463 total customers with more than $1 million in annual contract value, representing 22% year-over-year growth in customers.

“Our Q2 results demonstrate the durability of our business, as strong net expansion and a best-in-class renewal rate of 99% drove a solid balance of growth and profitability,” said ServiceNow CFO Gina Mastantuono. “In the current macro environment, ServiceNow remains a core component of our customers’ digital transformation strategy and we continue to see a very strong pipeline. We are leaning into our massive opportunity with operational rigor as we remain ever confident in achieving $16B+ in subscription revenue in 2026.”

Recent Business Highlights

•During the quarter, ServiceNow hosted Knowledge 2022 which drew more than 14,000 attendees to The Hague, New York City, Las Vegas and Sydney. At the conference, ServiceNow announced new solutions to advance digital business and accelerate innovation: Service Operations Workspace, App Engine Management Center, Public Sector Digital Services, and ServiceNow Indoor Mapping.
•In Q2, the company announced Procurement Service Management, a new solution to help transform procurement across the enterprise. The company also furthered its investment in employee experience with the acquisition of Hitch Works, a skills mapping and intelligence company that will tie employee learning and development to workforce planning to address talent gaps. In addition, through its partnership with Microsoft, ServiceNow is accelerating Azure adoption for mutual customers.
•ServiceNow continues to expand its global footprint with more than 100 customers now paying over $10 million in annual contract value in Q2 2022, up more than 50% year-over-year.

Second Quarter 2022 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the second quarter 2022:

	Second Quarter 2022 GAAP Results		Second Quarter 2022 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)
Subscription revenues	$1,658	25%	$1,724	29.5%
Professional services and other revenues	$94	19%	$100	26%
Total revenues	$1,752	24%	$1,824	29.5%

	Amount ($ billions)	Year/Year Growth (%)	Amount ($ billions)(2)	Year/Year Growth (%)
cRPO	$5.75	21%	$6.02	27%
RPO	$11.5	21%	$12.0	27%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$1,371	83%	$1,427	86%
Professional services and other gross profit (loss)	($8)	(9%)	$10	10%
Total gross profit	$1,363	78%	$1,437	82%
Income from operations	$22	1%	$399	23%
Net cash provided by operating activities	$433	25%
Free cash flow			$287	16%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$20	$0.10/ $0.10	$329	$1.63/ $1.62

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP subscription revenues, professional services and other revenues, total revenues, cRPO and RPO are adjusted for constant currency. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Note: Numbers rounded for presentation purposes.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures. The non-GAAP growth rates for subscription revenues and cRPO are only adjusted for constant currency to provide better visibility into the underlying business trends. Since December 31, 2021, ServiceNow has seen an incremental strengthening of the U.S. dollar resulting in a foreign exchange (“FX”) headwind in 2022. Total FX impact estimated to be approximately a $220 million (~400bps) headwind for 2022 subscription revenues and a $180 million (~350bps) headwind for Q3 2022 cRPO. FX is also expected to approximately be a 1 point headwind to FY 2022 operating margin. Additionally, ServiceNow has a larger-than-average customer cohort renewing in Q4 2022. As a result, Q3 2022 will experience approximately 2 points of headwinds to cRPO growth as the contractual obligations wind down. We expect that cohort to renew in Q4 2022, at which time those headwinds will subside and we expect cRPO growth to re-accelerate quarter-over-quarter.

The following table summarizes our guidance for the third quarter 2022:

	Third Quarter 2022 GAAP Guidance		Third Quarter 2022 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)(2)	Constant Currency Year/ Year Growth (%)
Subscription revenues	$1,750 - $1,755	23%	27.5%

cRPO		20%	23.5%
Note: Includes timing headwind from larger-than-average renewal cohort noted above
			Margin (%)
Income from operations			25%

		Amount (millions)
Weighted-average shares used to compute diluted net income per share		203

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)Guidance for GAAP subscription revenues and GAAP subscription revenue and cRPO growth rate is based on the 30-day average of foreign exchange rates for June 2022 for entities reporting in currencies other than U.S. Dollars.

The following table summarizes our guidance for the full-year 2022:

	Full-Year 2022 GAAP Guidance		Full-Year 2022 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)(2)	Constant Currency Year/ Year Growth (%)
Subscription revenues	$6,915 - $6,925	24%	28%

			Margin (%)
Subscription gross profit			86%
Income from operations			25%
Free cash flow			30%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			203

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)GAAP subscription revenues and related growth rate for the future quarters included in our full-year 2022 guidance are based on the 30-day average of foreign exchange rates for June 2022 for entities reporting in currencies other than U.S. Dollars.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on July 27, 2022. Interested parties may listen to the call by dialing (888) 330‑2455 (Passcode: 8135305), or if outside North America, by dialing (240) 789-2717 (Passcode: 8135305). Individuals may access the live teleconference from this webcast.

(https://events.q4inc.com/attendee/274505707

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 770‑2030 (Passcode: 8135305), or if outside North America, by dialing (647) 362‑9199 (Passcode: 8135305).

Investor Presentation Details

An investor presentation providing additional information, including forward-looking guidance, and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non-GAAP Financial Measures

We use the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Revenues. We adjust revenues and related growth rates for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (“USD”) are converted into USD at the average exchange rates in effect during the comparison period (for Q2 2021, the average exchange rates in effect for our major currencies were 1 USD to 0.83 Euros and 1 USD to 0.72 British Pound Sterling (“GBP”)), rather than the actual average exchange rates in effect during the current period (for Q2 2022, the average exchange rates in effect for our major currencies were 1 USD to 0.94 Euros and 1 USD to 0.80 GBP). Guidance for related growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period. We believe the presentation of revenues and related growth rates adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Remaining performance obligations and current remaining performance obligations. We adjust cRPO and remaining performance obligations (“RPO”) and related growth rates for constant currency to provide a framework for assessing how our business performed. To present this information, current period results for entities reporting in currencies other than USD are converted into USD at the exchange rates in effect at the end of the comparison period (for Q2 2021, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.84 Euros and 1 USD to 0.72 GBP), rather than the actual end of the period exchange rates in effect during the current period (for Q2 2022, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.96 Euros and 1 USD to 0.82 GBP). Guidance for the related growth rate is derived by applying the end of period exchange rates in effect during the comparison period rather than the exchange rates in effect during the guidance period. We believe the presentation of cRPO and RPO and related growth rates adjusted for constant currency facilitates the comparison of cRPO and RPO year-over-year, respectively.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements, repayments of convertible senior notes attributable to debt discount and business combination and other related costs including compensation expense, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: experiencing an actual or perceived cyber-security event; our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet; errors, interruptions, delays, or security breaches in or of our service or data centers; our ability to maintain and attract key employees and manage workplace culture; alleged violations of laws and regulations, including those relating to anti-bribery and anti-corruption and those relating to public sector contracting requirements; our ability to compete successfully against existing and new competitors; our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments; our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets; our ability to develop and gain customer demand for and acceptance of new and improved products and services; fluctuations in the value of foreign currencies relative to the U.S. Dollar; the continued impact and duration of COVID-19 on our business, future financial performance and global economic conditions, including any subsequent waves of outbreak or new variant strains of the COVID-19 virus, the effectiveness, extent and duration of mitigation efforts such as “shelter in place” and other government responses, and the availability of vaccinations; our ability to consummate and realize the benefits of any strategic transactions or acquisitions; the impact of the Russian invasion of Ukraine on macroeconomic conditions; inflation; and fluctuations and volatility in our stock price.

Further information on these and other factors that could affect our financial results are included in our Form 10-K filed for the year ended December 31, 2021, our Form 10-Q that will be filed for the quarter ended June 30, 2022 and in other filings we make with the Securities and Exchange Commission from time to time.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) makes the world work better for everyone. Our cloud-based platform and solutions help digitize and unify organizations so that they can find smarter, faster, better ways to make work flow. So employees and customers can be more connected, more innovative, and more agile. And we can all create the future we imagine. The world works with ServiceNowTM. For more information, visit: www.servicenow.com.

© 2022 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Sara Day
650.336.3123
press@servicenow.com

Investor Contact:
Darren Yip
925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Revenues:
Subscription	$1,658	$1,330	$3,289	$2,623
Professional services and other	94	79	185	146
Total revenues	1,752	1,409	3,474	2,769
Cost of revenues (1):
Subscription	287	248	562	476
Professional services and other	102	81	196	152
Total cost of revenues	389	329	758	628
Gross profit	1,363	1,080	2,716	2,141
Operating expenses (1):
Sales and marketing	722	557	1,395	1,081
Research and development	444	333	858	647
General and administrative	175	139	354	265
Total operating expenses	1,341	1,029	2,607	1,993
Income from operations	22	51	109	148
Interest expense	(6)	(7)	(12)	(14)
Other income, net	13	6	17	15
Income before income taxes	29	50	114	149
Provision for (benefit from) income taxes	9	(9)	19	8
Net income	$20	$59	$95	$141
Net income per share - basic	$0.10	$0.30	$0.47	$0.71
Net income per share - diluted	$0.10	$0.29	$0.47	$0.70
Weighted-average shares used to compute net income per share - basic	201	198	201	197
Weighted-average shares used to compute net income per share - diluted	203	202	203	202

(1)Includes stock-based compensation as follows:

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Cost of revenues:
Subscription	$39	$33	$75	$62
Professional services and other	18	15	34	28
Operating expenses:
Sales and marketing	113	99	218	192
Research and development	126	98	241	186
General and administrative	56	37	109	70

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in millions)

	June 30, 2022	December 31, 2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$1,664	$1,728
Short-term investments	2,170	1,576
Accounts receivable, net	853	1,390
Current portion of deferred commissions	323	303
Prepaid expenses and other current assets	322	223
Total current assets	5,332	5,220
Deferred commissions, less current portion	640	623
Long-term investments	1,608	1,630
Property and equipment, net	876	766
Operating lease right-of-use assets	604	591
Intangible assets, net	257	287
Goodwill	803	777
Deferred tax assets	642	692
Other assets	340	212
Total assets	$11,102	$10,798
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$265	$89
Accrued expenses and other current liabilities	705	850
Current portion of deferred revenue	3,686	3,836
Current portion of operating lease liabilities	87	82
Current debt, net	—	92
Total current liabilities	4,743	4,949
Deferred revenue, less current portion	58	63
Operating lease liabilities, less current portion	572	556
Long-term debt, net	1,485	1,484
Other long-term liabilities	50	51
Stockholders’ equity	4,194	3,695
Total liabilities and stockholders’ equity	$11,102	$10,798

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Cash flows from operating activities:
Net income	$20	$59	$95	$141
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	105	115	206	221
Amortization of deferred commissions	86	70	169	136
Stock-based compensation	352	281	677	537
Deferred income taxes	(1)	(17)	(3)	(16)
Repayments of convertible senior notes attributable to debt discount	—	(6)	—	(13)
Other	4	5	19	22
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(51)	(130)	511	224
Deferred commissions	(100)	(103)	(237)	(217)
Prepaid expenses and other assets	(26)	(54)	(72)	(57)
Accounts payable	71	(14)	140	75
Deferred revenue	(65)	10	(44)	85
Accrued expenses and other liabilities	38	84	(165)	(111)
Net cash provided by operating activities	433	300	1,296	1,027
Cash flows from investing activities:
Purchases of property and equipment	(151)	(91)	(244)	(198)
Business combinations, net of cash acquired	(57)	(513)	(57)	(738)
Purchases of investments	(1,112)	(488)	(1,774)	(1,132)
Purchases of non-marketable investments	(35)	(7)	(136)	(7)
Sales and maturities of investments	554	491	1,131	1,023
Others	1	(6)	—	1
Net cash used in investing activities	(800)	(614)	(1,080)	(1,051)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	(88)	(25)	(94)	(53)
Proceeds from employee stock plans	1	—	106	95
Taxes paid related to net share settlement of equity awards	(91)	(124)	(241)	(315)
Net cash used in financing activities	(178)	(149)	(229)	(273)
Foreign currency effect on cash, cash equivalents and restricted cash	(44)	7	(49)	(11)
Net change in cash, cash equivalents and restricted cash	(589)	(456)	(62)	(308)
Cash, cash equivalents and restricted cash at beginning of period	2,259	1,827	1,732	1,679
Cash, cash equivalents and restricted cash at end of period	$1,670	$1,371	$1,670	$1,371

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in millions, except cRPO, RPO and per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2022	June 30, 2021	Growth Rates	June 30, 2022	June 30, 2021	Growth Rates
Subscription revenues:
GAAP subscription revenues	$1,658	$1,330	25%	$3,289	$2,623	25%
Effects of foreign currency rate fluctuations	66			101
Non-GAAP subscription revenues(1)	$1,724		29.5%	$3,390		29%

Professional services and other revenues:
GAAP professional services and other revenues	$94	$79	19%	$185	$146	27%
Effects of foreign currency rate fluctuations	6			8
Non-GAAP professional service and other revenues(1)	$100		26%	$193		32%

Total revenues:
GAAP total revenues	$1,752	$1,409	24%	$3,474	$2,769	25%
Effects of foreign currency rate fluctuations	72			109
Non-GAAP total revenues(1)	$1,824		29.5%	$3,583		29%

cRPO (in billions):
GAAP cRPO	$5.75	$4.75	21%	$5.75	$4.75	21%
Effects of foreign currency rate fluctuations	0.27			0.27
Non-GAAP cRPO(2)	$6.02		27%	$6.02		27%

RPO (in billions):
GAAP RPO	$11.5	$9.5	21%	$11.5	$9.5	21%
Effects of foreign currency rate fluctuations	0.6			0.6
Non-GAAP RPO(2)	$12.0		27%	$12.0		27%

Cost of revenues:
GAAP subscription cost of revenues	$287	$248		$562	$476
Stock-based compensation	(39)	(33)		(75)	(62)
Amortization of purchased intangibles	(18)	(14)		(36)	(26)
Non-GAAP subscription cost of revenues	$231	$201		$452	$388

GAAP professional services and other cost of revenues	$102	$81		$196	$152
Stock-based compensation	(18)	(15)		(34)	(28)
Non-GAAP professional services and other cost of revenues	$84	$66		$162	$124

Gross profit:
GAAP subscription gross profit	$1,371	$1,082		$2,727	$2,147
Stock-based compensation	39	33		75	62
Amortization of purchased intangibles	18	14		36	26
Non-GAAP subscription gross profit	$1,427	$1,129		$2,837	$2,235

GAAP professional services and other gross loss	$(8)	$(2)		$(11)	$(6)
Stock-based compensation	18	15		34	28
Non-GAAP professional services and other gross profit	$10	$13		$23	$22

GAAP gross profit	$1,363	$1,080		$2,716	$2,141
Stock-based compensation	56	48		108	90
Amortization of purchased intangibles	18	14		36	26
Non-GAAP gross profit	$1,437	$1,142		$2,860	$2,257

Gross margin:
GAAP subscription gross margin	83%	81%		83%	82%
Stock-based compensation as % of subscription revenues	2%	3%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	86%	85%		86%	85%

GAAP professional services and other gross margin	(9%)	(3%)		(6%)	(4%)
Stock-based compensation as % of professional services and other revenues	19%	19%		18%	19%
Non-GAAP professional services and other gross margin	10%	17%		12%	15%

GAAP gross margin	78%	77%		78%	77%
Stock-based compensation as % of total revenues	3%	3%		3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Non-GAAP gross margin	82%	81%		82%	81%

Operating expenses:
GAAP sales and marketing expenses	$722	$557		$1,395	$1,081
Stock-based compensation	(113)	(99)		(218)	(192)
Amortization of purchased intangibles	—	—		—	(1)
Non-GAAP sales and marketing expenses	$609	$458		$1,177	$888

GAAP research and development expenses	$444	$333		$858	$647
Stock-based compensation	(126)	(98)		(242)	(186)
Amortization of purchased intangibles	—	—		—	—
Business combination and other related costs	(5)	(1)		$(10)	$(1)
Non-GAAP research and development expenses	$313	$234		$606	$460

GAAP general and administrative expenses	$175	$139		$354	$265
Stock-based compensation	(56)	(37)		(109)	(70)
Amortization of purchased intangibles	(2)	(2)		(4)	(6)
Business combination and other related costs	—	(3)		—	(5)
Non-GAAP general and administrative expenses	$117	$97		$241	$184

GAAP total operating expenses	$1,341	$1,029		$2,607	$1,993
Stock-based compensation	(295)	(234)		(569)	(448)
Amortization of purchased intangibles	(2)	(2)		(4)	(7)
Business combination and other related costs	(5)	(4)		(10)	(6)
Non-GAAP total operating expenses	$1,039	$789		$2,024	$1,532

Income from operations:
GAAP income from operations	$22	$51		$109	$148
Stock-based compensation	352	282		677	538
Amortization of purchased intangibles	20	16		40	33
Business combination and other related costs	5	4		10	6
Non-GAAP income from operations	$399	$353		$836	$725

Operating margin:
GAAP operating margin	1%	4%		3%	5%
Stock-based compensation as % of total revenues	20%	20%		20%	19%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Business combination and other related costs as % of total revenues	—%	—%		—%	1%
Non-GAAP operating margin	23%	25%		24%	26%

Net income:
GAAP net income	$20	$59		$95	$141
Stock-based compensation	352	282		677	538
Amortization of purchased intangibles	20	16		40	33
Business combination and other related costs	5	4		10	6
Amortization of debt discount and issuance costs	—	2		—	4
Other	—	1		—	3
Income tax expense effects related to the above adjustments	(68)	(77)		(141)	(132)
Non-GAAP net income	$329	$287		$681	$593

Net income per share - basic and diluted:
GAAP net income per share - basic	$0.10	$0.30		$0.47	$0.71
GAAP net income per share - diluted	$0.10	$0.29		$0.47	$0.70
Non-GAAP net income per share - basic	$1.63	$1.45		$3.39	$3.01
Non-GAAP net income per share - diluted	$1.62	$1.42		$3.35	$2.93

GAAP weighted-average shares used to compute net income per share - basic	201	198		201	197

GAAP weighted-average shares used to compute net income per share - diluted	203	202		203	202
Effects of in-the-money portion of convertible senior notes(3)	—	—		—	—
Non-GAAP weighted-average shares used to compute net income per share - diluted	203	202		203	202

Free cash flow:
GAAP net cash provided by operating activities	$433	$300		$1,296	$1,027
Purchases of property and equipment	(151)	(91)		(244)	(198)
Repayments of convertible senior notes attributable to debt discount	—	6		—	13
Business combination and other related costs	5	53		5	53
Non-GAAP free cash flow	$287	$268		$1,057	$895

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	25%	21%		37%	37%
Purchases of property and equipment as % of total revenues	(9%)	(6%)		(7%)	(7%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	—%	—%		—%	—%
Business combination and other related costs as % of total revenues	—%	4%		—%	2%
Non-GAAP free cash flow margin	16%	19%		30%	32%

(1)Non-GAAP revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.
(2)Non-GAAP cRPO, RPO and the corresponding growth rates are derived by applying the end of period exchange rates in effect during the comparison period rather than the actual end of period exchange rates in effect during the current period.
(3)Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.

Note: Numbers are rounded for presentation purposes and may not foot.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

Three Months Ending
September 30, 2022

GAAP subscription revenues growth rate	23%

Effects of foreign currency rate fluctuations	4.5%

Non-GAAP subscription revenues growth rate (1)	27.5%

cRPO growth rate	20%

Effects of foreign currency rate fluctuations	3.5%

Non-GAAP cRPO growth rate(2)	23.5%

GAAP operating margin	4%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	—%

Non-GAAP operating margin	25%

Twelve Months Ending
December 31, 2022

GAAP subscription revenues growth rate	24%

Effects of foreign currency rate fluctuations	4%

Non-GAAP subscription revenues growth rate (1)	28%

GAAP subscription gross margin	83%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	86%

GAAP operating margin	5%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	—%

Non-GAAP operating margin	25%

GAAP net cash provided by operating activities as % of total revenues	37%

Purchases of property and equipment as % of total revenues	(7%)

Repayments of convertible senior notes attributable to debt discount as % of total revenues	—%

Business combination and other related costs as % of total revenues	—%

Non-GAAP free cash flow margin	30%

GAAP weighted-average shares used to compute net income per share - diluted	203 million

Effects of in-the-money portion of convertible senior notes(3)	—

Non-GAAP weighted-average shares used to compute net income per share - diluted	203 million

(1)Non-GAAP subscription revenue growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period.
(2)Non-GAAP cRPO growth rate is derived by applying the end of period exchange rates in effect during the comparison period rather than the exchange rates in effect during the guidance period.
(3)We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.

Note: Numbers are rounded for presentation purposes and may not foot.